                                                                    EXHIBIT 10.V


                   INCENTIVE DISTRIBUTION REDUCTION AGREEMENT

         This INCENTIVE DISTRIBUTION REDUCTION AGREEMENT (this "AGREEMENT") is entered into as of October 1, 2003 by and between GulfTerra Energy Company, L.L.C., a Delaware limited liability company (the "COMPANY"), and GulfTerra Energy Partners, L.P., a Delaware limited partnership (the "PARTNERSHIP").

                                    RECITALS

         WHEREAS, GulfTerra GP Holding Company, a Delaware corporation ("HOLDING CO.") and Goldman Sachs & Co., a New York limited partnership (the "INVESTOR"), are parties to that certain Purchase and Sale Agreement, dated October 1, 2003 (the "LLC PURCHASE AGREEMENT"), whereby the Investor will purchase from Holding Co. the Class A Membership Interests of the Company (as issued and outstanding on the date of determination, the "CLASS A MEMBERSHIP INTERESTS") from Holding Co.;

         WHEREAS, the Partnership and the Investor are parties to that certain Purchase and Sale Agreement, dated October 1, 2003 (the "UNIT PURCHASE AGREEMENT," and with the LLC Purchase Agreement, the "PURCHASE AGREEMENTS"), whereby the Investor will purchase from the Partnership 3,000,000 newly issued Series A common units representing limited partner interests in the Partnership ("COMMON UNITS") from the Partnership;

         WHEREAS, the Company, the Partnership and the Investor are parties to that certain Exchange and Registration Rights Agreement, dated October 1, 2003 (the "EXCHANGE AGREEMENT,") whereby, under certain circumstances described therein, the Investor may contribute its Class A Membership to the Partnership in exchange for Exchange Units;

         WHEREAS, the Partnership and the Company have agreed that upon each such Exchange pursuant to the Exchange Agreement, the Partnership will deliver the Class A Membership Interest received in such Exchange to the Company for cancellation, and the Company will cause the Incentive Distribution Rights (as defined therein) to be reduced as is provided in this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

                                    ARTICLE I

         SECTION 1.1 DEFINITIONS. In addition to the terms defined elsewhere herein, capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Exchange Agreement (which is attached as Exhibit A hereto).

                                   ARTICLE II
                        INCENTIVE DISTRIBUTION REDUCTION

         SECTION 2.1 TRANSFER AND REDUCTION. The parties hereto agree and acknowledge that, immediately following any Exchange pursuant to Article II of the Exchange Agreement, (i) the

Class A Membership Interest contributed by the Investor to the Partnership shall be transferred to the Company, (ii) upon receipt thereof, such Class A Membership Interest shall be cancelled by the Company and (iii) the Incentive Distributions payable by the Partnership to the Company shall be reduced by an aggregate dollar amount (the "REDUCTION AMOUNT") equal to the aggregate dollar amount of the most recent Common Unit Quarterly Distribution prior to the Initial Exchange that would have been paid on the number of Exchange Units issued in such Exchange. The Reduction Amount shall be achieved by reducing the percentage allocation to the Company at each target level of the Incentive Distributions (the "HIGH SPLIT ALLOCATION PERCENTAGES") by the same percentage (the "STANDARD REDUCTION FACTOR"); provided, however, that in determining the Standard Reduction Factor, if any distribution is to be paid in respect of an Incentive Distribution target level, the Company shall always receive no less than 1% of such distribution (as required by the Partnership Agreement). The calculation and application of the Standard Reduction Factor is illustrated in the examples set forth in Exhibit B hereto. The new High-Split Allocation Percentages determined pursuant to this Section 2.1 shall be used to determine the Incentive Distributions payable by the Partnership to the Company for all quarterly distributions by the Partnership subsequent to any reduction pursuant to this Section 2.1. The actions described in the initial sentence of this
Section 2.1 shall be deemed to occur automatically and in immediate succession. Any administrative actions required to memorialize such steps (such as transfer and cancellation of physical certificates and amendment of the Partnership Agreement) shall be completed within three business days.

         SECTION 2.2 AMENDMENTS TO PARTNERSHIP AGREEMENT. In order to give effect to the reduction of the Highest-Split Percentage pursuant to Section 2.1, concurrently therewith, the Company shall amend the Partnership Agreement, in compliance with Section 15.1 thereof, (i) to reflect each reduction in the Highest-Split Percentage and (ii) to make any other changes necessary to effect such reduction in the Incentive Distributions payable by the Partnership to the Company.

         SECTION 2.3 CERTIFICATE; DISPUTE RESOLUTION. Upon each reduction of the Highest-Split Percentage pursuant to Section 2.1, the Partnership will within 10 business days of the Exchange by the Holder deliver to the Company (i) a certificate signed by an appropriate officer on behalf of the Partnership that sets forth in reasonable detail the calculation of the new Highest-Split Percentage pursuant to the Reduction Formula and (ii) a copy of the amendment to the Partnership Agreement effected pursuant to Section 2.2. If the Company does not agree with the new Highest-Split Percentage, such party shall give written notice (a "REDUCTION DISPUTE NOTICE") to the Partnership within five business days of the receipt of such certificate. If the parties are unable to mutually agree on the new Highest-Split Percentage within five business days of receipt of such Adjustment Dispute Notice by the other parties, the Company and the Partnership shall each select a firm of independent accountants of nationally recognized standing within five business days, which firms shall then mutually agree upon a third firm of independent accountants of nationally recognized standing and refer the matter to such third firm for resolution within five additional business days. Such third firm shall determine the new Highest-Split Percentage pursuant to the Reduction Formula within 15 business days of such referral The aggregate fees and expense of such firms shall be borne in the following manner: one-half by the Company and one-half by the Partnership. The determination by such third firm of the new Highest-Split Percentage shall be final, binding and conclusive on the parties.

                                   ARTICLE III
                                  MISCELLANEOUS

         SECTION 3.1 NOTICES. All notices and other communications provided for or permitted under this Agreement shall be made in writing by hand delivery, first class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                  if to the Company:

                  GulfTerra Energy Company, L.L.C.
                  c/o El Paso Corporation
                  1001 Louisiana Street
                  Houston, Texas 77002
                  Facsimile:  (713) 445 8546
                  Attention:  Tom Hart

                  with a copy to:

                  GulfTerra Energy Company, L.L.C.
                  c/o El Paso Corporation
                  1001 Louisiana Street
                  Houston, Texas 77002
                  Facsimile:  (713) 420 4601
                  Attention:  Mark Leland

                  and a copy to:

                  Andrews Kurth LLP
                  600 Travis
                  Suite 4200
                  Houston, Texas 77002
                  Facsimile:  (713) 220 4285
                  Attention:  G. Michael O'Leary

                  if to the Partnership:

                  GulfTerra Energy Partners, L.P.
                  Four Greenway Plaza
                  Suite 176
                  Houston, Texas 77046
                  Facsimile:  (832) 676 1665
                  Attention:  Mark Leland
                  with a copy to:

                  GulfTerra Energy Partners, L.P.
                  Four Greenway Plaza
                  Suite 176
                  Houston, Texas 77046
                  Facsimile:  (832) 675 8163
                  Attention:  Greg Jones

                  and a copy to:

                  Akin Gump Strauss Hauer & Feld LLP
                  1900 Pennzoil Place, South Tower
                  711 Louisiana Street
                  Houston, Texas 77002
                  Facsimile:  (713) 236 0822
                  Attention:  J. Vincent Kendrick

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business says after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         SECTION 3.2 TERMINATION. This Agreement shall terminate upon the later to occur of the conversion of all of the Class A Membership Interest to a Class B Membership Interest or the retirement of all of such Class A Membership Interest pursuant to the provisions of the Company LLC Agreement or upon the termination of the Exchange Agreement.

         SECTION 3.3 AMENDMENT. This Agreement may be amended or modified from time to time only by written agreement of all the parties hereto. Each such instrument shall be reduced to writing and shall be designated on its face an "amendment" to this Agreement.

         SECTION 3.4 SUCCESSORS AND ASSIGNS. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors and assigns.

         SECTION 3.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 3.6 ARTICLES AND SECTIONS; HEADINGS. Unless otherwise provided, all reference to Articles, Sections and paragraphs herein refer to Articles, Sections and paragraphs of this Agreement. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 3.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the conflict of law rules thereof.

         SECTION 3.8 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         SECTION 3.9 ENTIRE AGREEMENT. This Agreement, together with Transaction Documents to which the parties hereto are party, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among such parties, written or oral, to the extent they relate in any way to the subject matter hereof.

                                    * * * * *

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    COMPANY

                                    GulfTerra Energy Company, L.L.C.

                                    By: /s/ James H. Lytal
                                        ---------------------------------------
                                        James H. Lytal
                                        President

                                    PARTNERSHIP

                                    GulfTerra Energy Partners, L.P.

                                    By: GulfTerra Energy Company, L.L.C.,
                                        its general partner


                                    By: /s/ James H. Lytal
                                        ---------------------------------------
                                        James H. Lytal
                                        President

                                    Exhibit A

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                    Exhibit B

               EXAMPLE OF CALCULATION OF STANDARD REDUCTION FACTOR

EXHIBIT B TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

INCENTIVE DISTRIBUTION REDUCTION CALCULATION EXAMPLE

INVESTOR GP OWNERSHIP                                 9.9%
CLASS A QUARTERLY DISTRIBUTION                    $  1.89 MM
COMMON UNIT QUARTERLY DISTRIBUTION                $  0.07 $/Unit
ANNUALIZED COMMON UNIT DISTRIBUTION               $  2.80 $/Unit
STATUS QUO COMMON UNITS OUTSTANDING
     Public Common Units                           38.757 MM
     El Paso Common Units                          11.674
     El Paso Series C Units                        10.938
     Pro Forma Investor Units                       3.000
     Other                                             --
     Other                                             --
                                                  -------
     Total                                         64.369 MM
     Exchange Units                                 2.703 MM
                                                  -------
PRO FORMA COMMON UNITS OUTSTANDING                 67.072 MM
REDUCTION AMOUNT                                  $   7.6 MM
STANDARD REDUCTION FACTOR                            7.81%

STATUS QUO

                            GTM INCENTIVE DISTRIBUTION TABLE ($/UNIT)
            -------------------------------------------------------------------------
                                               SPLITS          ANNUAL DISTRIBUTIONS                       ANNUAL DISTRIBUTIONS ($MM)
             QUARTERLY      ANNUALIZED     ---------------   ------------------------                     --------------------------
            DISTRIBUTION   DISTRIBUTION      LP       GP       LP       GP     TOTAL                         LP       GP     TOTAL
            ------------  --------------   ------   ------   ------   ------   ------                     --------  ------  --------
MQD            $0.275     $   --  $1.100   99.00%    1.00%   $1.100   $0.011   $1.111                      $ 70.81  $ 0.72  $ 71.52
FIRST TIER     $0.325     $1.100  $1.300   99.00%    1.00%   $0.200   $0.002   $0.202                      $ 12.87  $ 0.13  $ 13.00
SECOND TIER    $0.375     $1.300  $1.500   85.87%   14.13%   $0.200   $0.033   $0.233                      $ 12.87  $ 2.12  $ 14.99
THIRD TIER     $0.425     $1.500  $1.700   75.77%   24.23%   $0.200   $0.064   $0.264                      $ 12.87  $ 4.12  $ 16.99
THEREAFTER     $0.425     $1.700  $2.800   50.51%   49.49%   $1.100   $1.078   $2.178                      $ 70.81  $69.38  $140.18
                                                             ------   ------   ------                      -------  ------  -------
                                                             $2.800   $1.188   $3.988                Total $180.23  $76.46  $256.69
                                                   Quarterly $0.700   $0.297   $0.997       Total Per Unit $ 2.800  $1.188  $ 3.988

PRO FORMA FOR EXCHANGE UNITS

                            GTM INCENTIVE DISTRIBUTION TABLE ($/UNIT)
            -------------------------------------------------------------------------
                                               SPLITS          ANNUAL DISTRIBUTIONS                       ANNUAL DISTRIBUTIONS ($MM)
             QUARTERLY      ANNUALIZED     ---------------   ------------------------                     --------------------------
            DISTRIBUTION   DISTRIBUTION      LP       GP       LP       GP     TOTAL                        LP       GP      TOTAL
            ------------  --------------   ------   ------   ------   ------   ------                     -------  -------  --------
MQD            $0.275     $   --  $1.100   99.00%    1.00%   $1.100   $0.011   $1.111                     $ 73.78  $  0.75  $ 74.52
FIRST TIER     $0.325     $1.100  $1.300   99.00%    1.00%   $0.200   $0.002   $0.202                     $ 13.41  $  0.14  $ 13.55
SECOND TIER    $0.375     $1.300  $1.500   86.89%   13.11%   $0.200   $0.030   $0.230                     $ 13.41  $  2.02  $ 15.44
THIRD TIER     $0.425     $1.500  $1.700   77.58%   22.42%   $0.200   $0.058   $0.258                     $ 13.41  $  3.88  $ 17.29
THEREAFTER     $0.425     $1.700  $2.800   54.29%   45.71%   $1.100   $0.926   $2.026                     $ 73.78  $ 62.11  $135.89
                                                             ------   ------   ------                     -------  - -----  -------
                                                             $2.800   $1.027   $3.827               Total $187.80  $ 68.89  $256.69
                                                   Quarterly $0.700   $0.257   $0.957              Change $  7.57  $ (7.57) $ (0.00)

                                                                                           Total Per Unit $ 2.800  $ 1.027  $ 3.827
                                                                                          Change Per Unit $    --  $(0.161) $(0.161)